UNITED GROCERS, INC.

                               CAPITAL STOCK NOTE


1997 Capital Stock Requirement:  200 shares at $61.53 Date of Issue_____________

                  Total Amount Due                            $12,306.00
                  Less Minimum Down                             6,000.00

                  Balance Due                                   6,306.00

                  Per Annum Interest                               10.0%
                  Payment                                        $132.40
                  Term                                          50 Weeks

For the purpose of completing payment of the Capital Stock obligation to United Grocers, Inc., the undersigned promise(s) to pay to the order of United Grocers, Inc., at Portland, Oregon, the balance due as stated above, with interest thereon at the rate stated above from date of issue; payable in 50 weekly installments, with the final payment adjusted to cover the ending balance, and the undersigned authorize(s) United Grocers, Inc., to charge said payments to the regular Statement of Account until the whole sum, principal and interest, has been paid. If any of the said installments are not so paid, the whole sum of both principal and interest will become immediately due and collectable at the option of the holder of this Note; and, in case suite or action is instituted to collect this Note, or any portion thereof, the undersigned promise(s) to pay such additional sum as the court may adjudge reasonable as attorney's fees in such suit or action.

---------------------------------           ----------------------------------
Store or Corporate Name                     Signature


---------------------------------           ----------------------------------
Address                                     Signature


---------------------------------           ----------------------------------
City         State      Zip                 Signature